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                                                                      Exhibit 10

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on PaineWebber S&P 500 Index Fund dated July 25, 2000, in this Registration Statement (Form N-1A No. 333-27917) of PaineWebber Index Trust.


                                           /s/ Ernst & Young LLP
                                           Ernst & Young LLP

New York, New York
September 25, 2000